Neuberger Berman Advisers Management Trust®
Supplement to the Summary Prospectus and Statutory Prospectus, each dated May 1, 2015, and the Statement of Additional Information dated May 1, 2015, as amended June 17, 2015
Balanced Portfolio
Growth Portfolio
Mid Cap Growth Portfolio
Small Cap Growth Portfolio

As previously announced, on June 24, 2015, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution (the “Plan”) under which each of the Balanced Portfolio, Growth Portfolio and Small Cap Growth Portfolio (each, a “Merging Fund” and, collectively, the “Merging Funds”) would transfer all of its assets to the Mid Cap Growth Portfolio (“Surviving Fund”) in exchange for shares of the Surviving Fund (the “Reorganization”).

Effective on November 6, 2015, the Reorganization was complete and the Merging Funds transferred all of their assets to the Surviving Fund as contemplated by and in accordance with the Plan. Accordingly, shareholders of each Merging Fund became shareholders of the Surviving Fund effective as of the close of business on November 6, 2015.

Additional information about the Reorganization is available in the Form N-14 Registration Statement/ Information Statement on our website at www.nb.com and on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.  Further information about the Mid Cap Growth Portfolio, including its Summary Prospectus, Prospectus and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is November 9, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
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New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com